Electronically Filed
10/5/2018 8:57 AM
Steven D. Grierson
CLERK OF THE COURT

NOTC
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of BEESTON ENTERPRISES LTD., a Nevada Corporation,	)	CASE NO.: A-18-780142-P DEPT NO.: XIV

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 4th day of October, 2018, the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 5th day of October, 2018.

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

CERTIFICATE OF SERVICE

I hereby certify that on the 5th day of October, 2018, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Beeston Enterprises Ltd.
c/o Nevada Corporate Headquarters, Inc.
4730 S. Fort Apache, Suite 300
Las Vegas, NV 89147

Officers and Directors
Beeston Enterprises Ltd.
c/o Parsons/Burnett/Bjordahl/Hume, LLP
10655 NE 4th Street, Suite 801
Bellevue, WA 98004

Clear Trust Stock Transfer
16540 Pointe Village Drive, Suite 205
Lutz, FL 33558

Officers and Directors
Beeston Enterprises Ltd.
P.O. Box 27740
Las Vegas, NV 89126

Officers and Directors
Beeston Enterprises Ltd.
1685 H. Street, Suite 219
Blaine, WA 98230

[signature]
AN EMPLOYEE OF CHASEY LAW OFFICES

Electronically Filed
10/4/2018 11:08 AM
Steven D. Grierson
CLERK OF THE COURT

ORDR
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of BEESTON ENTERPRISES LTD., a Nevada Corporation,	CASE NO.: A-18-780142-P DEPT NO.: XIV **ORDER APPOINTING CUSTODIAN [NRS 78.347(1)(B)]**

THE COURT, having considered Petitioner, CUSTODIAN VENTURES, LLC's Application for Appointment of Custodian for BEESTON ENTERPRISES LTD., proper notice having been given to the officers and directors of BEESTON ENTERPRISES LTD. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner CUSTODIAN VENTURES, LLC is hereby appointed custodian of BEESTON ENTERPRISES LTD.

2. CUSTODIAN VENTURES, LLC is hereby authorized to take all reasonable and prudent actions on behalf of BEESTON ENTERPRISES LTD. including but not limited to appointing interim officers and directors, negotiating and compromising debt, executing contracts and other

agreements, authorizing and issuing new shares of stock, and authorizing new classes of stock, and initiating litigation in the name of BEESTON ENTERPRISES LTD.

3. CUSTODIAN VENTURES, LLC shall reinstate BEESTON ENTERPRISES LTD. with the Nevada Secretary of State.

4. CUSTODIAN VENTURES, LLC shall provide reasonable notice to all shareholders of record of a Special Meeting of the stockholders to be held within a reasonable time after this Order is entered.

5. The record transfer agent for BEESTON ENTERPRISES LTD. is hereby authorized and directed to cooperate with CUSTODIAN VENTURES, LLC concerning the shareholder list for BEESTON ENTERPRISES LTD.

6. CUSTODIAN VENTURES, LLC shall file an amendment to the Articles of Incorporation for BEESTON ENTERPRISES LTD. with the Nevada Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning CUSTODIAN VENTURES, LLC, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that BEESTON ENTERPRISES LTD. comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, CUSTODIAN VENTURES, LLC, is authorized to continue the business of BEESTON ENTERPRISES LTD. for the benefit of the corporation and its shareholders.

(d) A statement that CUSTODIAN VENTURES, LLC will reinstate BEESTON ENTERPRISES LTD.'s charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

7. CUSTODIAN VENTURES, LLC, as custodian of BEESTON ENTERPRISES LTD. shall submit a report to this Court of the actions taken by the custodian every three (3) months while the custodianship remains active.

IT IS SO ORDERED.

Dated this 4th day of October, 2018.

DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
(702) 233-0393
Attorney for Petitioner
CUSTODIAN VENTURES, LLC